Exhibit 32


     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Shaw Hong, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OmniVision Technologies, Inc. on Form 10-Q for the quarter ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc. A signed original of this written statement required by Section 906 has been provided to OmniVision Technologies, Inc. and will be retained by OmniVision Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: March 16, 2004

                                   By:           /s/ SHAW HONG
                                      ---------------------------------------
                                                   Shaw Hong
                                Chief Executive Officer, President and Director
                                         (Principal Executive Officer)


     I, John T. Rossi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OmniVision Technologies, Inc. on Form 10-Q for the quarter ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc. A signed original of this written statement required by Section 906 has been provided to OmniVision Technologies, Inc. and will be retained by OmniVision Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: March 16, 2004

                                  By:           /s/ JOHN T. ROSSI
                                      ---------------------------------------
                                                  John T. Rossi
                                  Vice President of Finance and Chief Financial
                                          Officer (Principal Financial
                                             and Accounting Officer)


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